UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

CINEMARK HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33401	20-5490327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 972. 665.1000

N/A

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2023, the board of directors of Cinemark Holdings, Inc. (the “Company”) adopted the Company’s Second Amended and Restated By-Laws, effective as of such date of adoption.

The Second Amended and Restated By-Laws amended and restated the Company’s prior by-laws primarily to address stockholder proposals and the universal proxy rules adopted by the Securities and Exchange Commission and include, among other things, the following changes:

•

added certain updated procedures in connection with stockholder proposals to be brought before an annual meeting of stockholders, including certain additional information requirements with respect to the stockholder making the proposal;

•

added certain updated procedures in connection with stockholder nominations of directors, including certain additional information requirements with respect to nominating stockholders, their proposed nominees and other persons related to a stockholder’s solicitation of proxies;

•

added a requirement for a nominating stockholder to comply in all respects with the requirements of Regulation 14A, including, without limitation, Rule 14a-19 under the Securities Exchange Act of 1934, as amended; and

•	added a requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Second Amended and Restated By-Laws of Cinemark Holdings, Inc. dated March 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

Date: March 27, 2023	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Executive Vice President – General Counsel and Business Affairs & Secretary